COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

		Shares/Units	Value
COMMON STOCK	119.3%
AUSTRALIA	7.9%
AIRPORTS	1.1%
Sydney Airport(a),(b)		4,794,368	$28,156,510

REAL ESTATE—DATA CENTERS	0.6%
NEXTDC Ltd.(a)		1,678,262	14,296,171

TOLL ROADS	6.2%
Transurban Group		1,439,103	14,503,955
Transurban Group(b),(c)		13,638,466	137,454,856

			151,958,811

TOTAL AUSTRALIA			194,411,492

BRAZIL	1.0%
ELECTRIC	0.3%
Neoenergia SA		2,759,638	7,758,354

RAILWAYS	0.7%
Rumo SA(a)		5,542,198	17,087,363

TOTAL BRAZIL			24,845,717

CANADA	15.3%
ELECTRIC	2.9%
Emera, Inc.		833,151	37,730,571
Hydro One Ltd., 144A(d)		1,454,804	34,388,782

			72,119,353

PIPELINES—C-CORP	7.8%
Enbridge, Inc.(c)		4,061,685	161,813,221
TC Energy Corp.		624,587	30,060,653

			191,873,874

RAILWAYS	4.2%
Canadian National Railway Co.		892,632	103,442,701

RENEWABLE ENERGY	0.4%
Tidewater Renewables Ltd.(a)		789,442	9,012,578

TOTAL CANADA			376,448,506

CHINA	3.2%
GAS DISTRIBUTION	1.3%
Enn Energy Holdings Ltd., (H shares)		1,971,621	32,518,872

PIPELINES—C-CORP	0.7%
Beijing Enterprises Holdings Ltd., (H shares)(c)		3,899,500	15,564,826

		Shares/Units	Value
TOLL ROADS	0.9%
Jiangsu Expressway Co., Ltd., (H shares)		15,514,000	$15,676,118
Zhejiang Expressway Co., Ltd., Class H (H shares)		8,712,000	7,184,786

			22,860,904

UTILITIES—WATER	0.3%
Guangdong Investment Ltd., (H shares)		5,825,802	7,602,234

TOTAL CHINA			78,546,836

FRANCE	3.0%
RAILWAYS	0.7%
Getlink SE		1,079,657	16,866,008

TOLL ROADS	1.6%
Eiffage SA		234,317	23,681,684
Vinci SA		146,587	15,246,337

			38,928,021

UTILITIES	0.7%
Engie SA		1,355,924	17,739,815

TOTAL FRANCE			73,533,844

GERMANY	2.5%
COMMUNICATIONS—TOWERS	1.0%
Vantage Towers AG		687,831	23,360,680

UTILITIES	1.5%
E.ON SE		3,036,779	37,066,002

TOTAL GERMANY			60,426,682

HONG KONG	1.8%
ELECTRIC	0.7%
Power Assets Holdings Ltd.(c)		2,792,500	16,369,894

GAS DISTRIBUTION	1.1%
Hong Kong and China Gas Co., Ltd.		18,061,050	27,288,328

TOTAL HONG KONG			43,658,222

INDIA	0.3%
MARINE PORTS
Adani Ports & Special Economic Zone Ltd.		866,887	8,577,962

JAPAN	2.6%
ELECTRIC	0.8%
Kansai Electric Power Co., Inc./The		1,889,800	18,312,494

		Shares/Units	Value
RAILWAYS	1.8%
East Japan Railway Co.(c)		92,000	$6,501,927
West Japan Railway Co.(c)		768,000	38,605,097

			45,107,024

TOTAL JAPAN			63,419,518

MEXICO	1.9%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)		3,989,675	46,388,198

NEW ZEALAND	1.5%
AIRPORTS
Auckland International Airport Ltd.(a),(c)		6,665,359	35,828,698

SPAIN	4.8%
AIRPORTS	3.2%
Aena SME SA, 144A(a),(d)		459,601	79,484,151

COMMUNICATIONS	1.6%
Cellnex Telecom SA, 144A(d)		638,762	39,437,198

TOTAL SPAIN			118,921,349

THAILAND	1.0%
AIRPORTS
Airports of Thailand PCL		14,404,500	25,813,943

UNITED KINGDOM	2.8%
ELECTRIC	1.9%
National Grid PLC		3,889,986	46,351,969

REAL ESTATE—DIVERSIFIED	0.0%
LondonMetric Property PLC		340	1,093

UTILIITIES—WATER	0.9%
Pennon Group PLC		1,436,082	21,890,011

TOTAL UNITED KINGDOM			68,243,073

UNITED STATES	69.7%
COMMUNICATIONS—TOWERS	9.7%
American Tower Corp.(c),(e)		530,251	140,733,918
Crown Castle International Corp.(c),(e)		327,843	56,821,749
SBA Communications Corp.(c),(e)		122,971	40,650,523

			238,206,190

ELECTRIC	33.3%
Alliant Energy Corp.(c),(e)		1,237,831	69,293,779
CenterPoint Energy, Inc.(c),(e),(f)		1,821,518	44,809,343

		Shares/Units	Value
CMS Energy Corp.(c),(e)		718,514	$42,916,841
Duke Energy Corp.(c)		798,996	77,974,020
Edison International(c),(e)		294,584	16,340,575
Entergy Corp.(c),(e),(f)		390,699	38,800,318
Evergy, Inc.(c)		800,959	49,819,650
FirstEnergy Corp.(c),(e)		2,218,415	79,019,942
NextEra Energy, Inc.(c),(e)		2,637,607	207,104,902
Portland General Electric Co.(c),(e)		588,018	27,630,966
PPL Corp.(c),(e)		1,172,275	32,683,027
Public Service Enterprise Group, Inc.(c),(e)		916,946	55,842,011
Southern Co./The(c)		1,241,054	76,908,116

			819,143,490

ENVIRONMENTAL SERVICES	1.1%
Waste Management, Inc.(c),(e)		173,624	25,932,481

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.9%
Rice Acquisition Corp. II(a)		731,336	7,532,761
Zimmer Energy Transition Acquisition Corp.(a)		1,452,434	14,502,553

			22,035,314

FOOD	0.3%
Benson Hill, Inc. (Unregistered)(a),(g),(h)		962,500	6,660,500

GAS DISTRIBUTION	3.6%
NiSource, Inc.(c)		1,172,724	28,415,103
Sempra Energy (MXN)		68,928	8,863,416
Sempra Energy(c)		217,200	27,475,800
Southwest Gas Holdings, Inc.(f)		350,589	23,447,392

			88,201,711

PIPELINES	10.1%
PIPELINES—C-CORP	7.4%
Cheniere Energy, Inc.(a),(c),(e)		765,946	74,809,946
DT Midstream, Inc.		954,218	44,123,040
ONEOK, Inc.(c),(e)		1,068,562	61,965,910

			180,898,896

PIPELINES—MLP	2.7%
Crestwood Equity Partners LP (Unregistered)		368,685	10,463,280
Energy Transfer LP		1,200,000	11,496,000
Enterprise Products Partners LP(c)		632,713	13,691,909
Magellan Midstream Partners LP(c)		359,125	16,368,918

		Shares/Units	Value
MPLX LP(c)		514,959	$14,660,883

			66,680,990

TOTAL PIPELINES			247,579,886

RAILWAYS	3.7%
Norfolk Southern Corp.(c),(e)		380,936	91,138,938

REAL ESTATE—DATA CENTERS	1.2%
CyrusOne, Inc.(c),(e)		398,229	30,826,907

RENEWABLE ENERGY	1.9%
Clearway Energy, Inc.(c)		1,075,303	32,549,422
Stem, Inc.(a)		637,750	15,235,847

			47,785,269

UTILITIES—WATER	3.9%
American Water Works Co., Inc.(c),(e)		341,588	57,742,036
Essential Utilities, Inc.(c),(e),(f)		851,424	39,233,618

			96,975,654

TOTAL UNITED STATES			1,714,486,340

TOTAL COMMON STOCK (Identified cost—$2,308,035,740)			2,933,550,380

PREFERRED SECURITIES—$25 PAR VALUE	4.5%
BERMUDA	0.0%
REINSURANCE
RenaissanceRe Holdings Ltd., 5.75%, Series F (USD)(i)		7,000	189,560

CANADA	0.2%
FINANCIAL	0.1%
Brookfield BRP Holdings Canada, Inc., 4.625% (USD)(i)		100,000	2,578,000

UTILITIES	0.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (USD)(j)		29,567	813,980
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (USD)(j)		65,127	1,802,715

			2,616,695

TOTAL CANADA			5,194,695

NETHERLANDS	0.2%
INSURANCE
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (USD)(c)		132,100	3,495,366

		Shares/Units	Value
UNITED STATES	4.1%
BANKS	0.9%
Bank of America Corp., 6.00%, Series GG(i)		54,185	$1,461,911
Capital One Financial Corp., 6.00%, Series H(i)		37,407	946,023
Citizens Financial Group, Inc., 5.00%, Series E(i)		58,500	1,546,155
First Republic Bank/CA, 4.00%, Series M(i)		83,200	2,023,424
JPMorgan Chase & Co., 4.20%, Series MM(i)		105,200	2,656,300
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(c),(i),(j)		58,930	1,687,755
Regions Financial Corp., 5.70% to 5/15/29, Series C(c),(i),(j)		140,630	3,996,705
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(c),(i),(j)		82,114	2,245,818
Wells Fargo & Co., 4.75%, Series Z(c),(i)		206,575	5,410,199

			21,974,290

ELECTRIC	0.9%
CMS Energy Corp., 5.875%, due 3/1/79(c)		99,975	2,700,325
Duke Energy Corp., 5.75%, Series A(c),(e),(i)		181,350	5,023,395
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(c),(j)		174,388	4,671,854
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N(c)		55,742	1,556,317
Southern Co./The, 5.25%, due 12/1/77(c)		99,672	2,611,406
Southern Co./The, 4.95%, due 1/30/80, Series 2020(c)		230,000	6,083,500

			22,646,797

FINANCIAL	0.7%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Global Management, Inc., 6.375%, Series A(i)		57,982	1,487,818
Carlyle Finance LLC, 4.625%, due 5/15/61		70,000	1,793,400
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US(c)		90,000	2,466,900
Synchrony Financial, 5.625%, Series A(i)		114,545	3,053,770

			8,801,888

INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.45%, Series J(i)		92,400	2,420,880
Morgan Stanley, 6.375% to 10/15/24, Series I(c),(i),(j)		178,969	5,109,565
Morgan Stanley, 5.85% to 4/15/27, Series K(c),(i),(j)		55,519	1,645,028

			9,175,473

TOTAL FINANCIAL			17,977,361

INDUSTRIALS—CHEMICALS	0.3%
CHS, Inc., 7.10% to 3/31/24, Series 2(c),(i),(j)		135,283	3,797,394

		Shares/Units	Value
CHS, Inc., 6.75% to 9/30/24, Series 3(c),(i),(j)		137,935	$3,878,732

			7,676,126

INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.3%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(c),(e),(i),(j)		115,223	3,417,514
Equitable Holdings, Inc., 5.25%, Series A(i)		52,000	1,405,560
MetLife, Inc., 4.75%, Series F(i)		68,800	1,841,776
Voya Financial, Inc., 5.35% to 9/15/29, Series B(i),(j)		67,375	1,991,605

			8,656,455

MULTI-LINE	0.2%
Allstate Corp./The, 5.10%, Series H(c),(i)		146,650	4,015,277
American International Group, Inc., 5.85%, Series A(i)		1,077	29,273

			4,044,550

PROPERTY CASUALTY	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series D(i),(j)		77,050	2,256,794

TOTAL INSURANCE			14,957,799

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
United States Cellular Corp., 5.50%, due 6/1/70		94,315	2,513,495

PIPELINES	0.2%
Energy Transfer LP, 7.375% to 5/15/23, Series C(i),(j)		109,692	2,752,172
Energy Transfer LP, 7.625% to 8/15/23, Series D(i),(j)		89,991	2,254,275
Energy Transfer LP, 7.60% to 5/15/24, Series E(i),(j)		25,586	648,861

			5,655,308

REAL ESTATE—REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series F(c),(i)		80,000	2,060,000

UTILITIES	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series B(c),(i),(j)		30,015	823,611
South Jersey Industries, Inc., 5.625%, due 9/16/79		92,998	2,477,467
Spire, Inc., 5.90%, Series A(c),(i)		101,071	2,757,217

			6,058,295

TOTAL UNITED STATES			101,519,471

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$102,378,742)			110,399,092

		Principal Amount	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	13.7%
AUSTRALIA	0.3%
INSURANCE-PROPERTY CASUALTY
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)(j),(k)		$1,800,000	$2,036,070
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)(j),(k)		5,155,000	5,853,889

TOTAL AUSTRALIA			7,889,959

CANADA	1.5%
ELECTRIC	0.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)(c),(e),(j)		8,000,000	9,526,040

PIPELINES	1.1%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (USD)(j)		5,580,000	6,319,071
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)(c),(j)		4,155,000	4,604,965
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (USD)(c),(j)		3,413,000	3,806,262
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (USD)(c),(j)		5,008,000	5,540,100
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)(c),(j)		5,765,000	6,471,213

			26,741,611

TOTAL CANADA			36,267,651

FINLAND	0.1%
BANKS
Nordea Bank Abp, 6.625% to 3/26/26, 144A (USD)(c),(d),(i),(j),(l)		1,400,000	1,610,301

FRANCE	1.2%
BANKS	1.1%
BNP Paribas SA, 6.625% to 3/25/24, 144A (USD)(c),(d),(i),(j),(l)		3,660,000	3,974,577
BNP Paribas SA, 7.00% to 8/16/28, 144A (USD)(c),(d),(i),(j),(l)		1,000,000	1,194,815
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)(c),(d),(i),(j),(l)		3,600,000	4,178,502
Credit Agricole SA, 6.875% to 9/23/24, 144A (USD)(c),(d),(i),(j),(l)		2,600,000	2,897,050
Credit Agricole SA, 7.875% to 1/23/24, 144A (USD)(c),(d),(i),(j),(l)		400,000	446,592
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)(c),(d),(i),(j),(l)		3,550,000	4,296,345
Societe Generale SA, 6.75% to 4/6/28, 144A (USD)(c),(d),(i),(j),(l)		3,400,000	3,831,392
Societe Generale SA, 7.875% to 12/18/23, 144A (USD)(d),(i),(j),(l)		3,600,000	3,976,164

		Principal Amount	Value
Societe Generale SA, 8.00% to 9/29/25, 144A (USD)(c),(d),(i),(j),(l)		$1,800,000	$2,108,709

			26,904,146

INSURANCE—MULTI-LINE	0.1%
AXA SA, 6.379% to 12/14/36, 144A (USD)(c),(d),(i),(j)		1,600,000	2,240,184

TOTAL FRANCE			29,144,330

HONG KONG	0.1%
BANKS
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (USD)(c),(d),(i),(j)		2,200,000	2,359,337

ITALY	0.1%
BANKS
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (USD)(c),(d),(i),(j),(l)		2,900,000	3,283,931

JAPAN	0.3%
INSURANCE—LIFE/HEALTH INSURANCE
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (USD)(c),(d),(i),(j)		2,000,000	2,195,000
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)(c),(d),(j)		5,000,000	5,499,850

TOTAL JAPAN			7,694,850

NETHERLANDS	0.2%
BANKS
ING Groep N.V., 5.75% to 11/16/26 (USD)(c),(i),(j),(l)		1,800,000	1,971,387
ING Groep N.V., 6.75% to 4/16/24 (USD) (i),(j),(k),(l)		3,000,000	3,273,750

TOTAL NETHERLANDS			5,245,137

NORWAY	0.1%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)(i),(j),(k),(l)		3,000,000	3,071,268

SPAIN	0.3%
BANKS
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (USD)(c),(i),(j),(l)		3,800,000	4,142,000
Banco Santander SA, 4.75% to 11/12/26 (USD)(i),(j),(l)		2,800,000	2,858,996

			7,000,996

SWITZERLAND	1.0%
BANKS
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (USD)(d),(i),(j),(l)		1,600,000	1,678,000

		Principal Amount		Value
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (USD)(c),(d),(i),(j),(l)		$3,000,000		$3,300,000
Credit Suisse Group AG, 7.125% to 7/29/22(USD)(i),(j),(k),(l )		2,600,000		2,702,024
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (USD)(c),(d),(i),(j),(l)		1,400,000		1,552,040
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (USD)(c),(d),(i),(j),(l)		4,800,000		5,144,400
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (USD)(c),(d),(i),(j),(l)		400,000		437,919
UBS Group AG, 6.875% to 8/7/25 (USD)(i),(j),(k),(l)		3,200,000		3,638,000
UBS Group AG, 7.00% to 1/31/24, 144A (USD)(c),(d),(i),(j),(l)		4,600,000		5,021,613

TOTAL SWITZERLAND				23,473,996

UNITED KINGDOM	1.8%
BANKS	1.4%
Barclays PLC, 7.875% to 3/15/22 (USD)(i),(j),(k),(l)		3,800,000		3,894,924
Barclays PLC, 8.00% to 6/15/24 (USD)(c),(i),(j),(l)		2,200,000		2,486,011
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (USD)(c),(d),(e),(i),(j)		7,270,000		11,997,681
HSBC Holdings PLC, 6.375% to 3/30/25 (USD)(c),(i),(j),(l)		1,600,000		1,748,472
HSBC Holdings PLC, 6.50% to 3/23/28 (USD)(c),(i),(j),(l)		2,800,000		3,159,338
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)(c),(i),(j),(l)		3,534,000		3,958,080
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)(c),(i),(j),(l)		1,800,000		2,088,925
Natwest Group PLC, 8.00% to 8/10/25 (USD)(c),(i),(j),(l)		3,600,000		4,257,234
Standard Chartered PLC, 4.75% to 1/14/31, 144A (USD)(d),(i),(j),(l)		1,400,000		1,413,125
Standard Chartered PLC, 7.75% to 4/2/23, 144A (USD)(d),(i),(j),(l)		600,000		646,794

				35,650,584

INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (USD)(j)		2,500,000		2,533,462
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (USD)(c),(j)		2,600,000		3,182,605

				5,716,067

OIL & GAS	0.2%
BP Capital Markets PLC, 4.875% to 3/22/30 (USD)(c),(i),(j)		3,550,000		3,911,248

TOTAL UNITED KINGDOM				45,277,899

UNITED STATES	6.7%
BANKS	4.2%
AgriBank FCB, 6.875% to 1/1/24(c),(i),(j)		37,000	†	4,005,250

		Principal Amount		Value
Ally Financial, Inc., 4.70% to 5/15/28, Series C(i),(j)		$2,000,000		$2,095,000
Bank of America Corp., 5.875% to 3/15/28, Series FF(c),(i),(j)		3,682,000		4,207,053
Bank of America Corp., 6.10% to 3/17/25, Series AA(c),(i),(j)		4,886,000		5,451,921
Bank of America Corp., 6.25% to 9/5/24, Series X(c),(i),(j)		4,700,000		5,172,937
Bank of America Corp., 6.50% to 10/23/24, Series Z(c),(i),(j)		3,806,000		4,268,429
Citigroup, Inc., 3.875% to 2/18/26(i),(j)		1,500,000		1,535,625
Citigroup, Inc., 5.00% to 9/12/24, Series U(c),(i),(j)		4,079,000		4,270,611
Citigroup, Inc., 5.90% to 2/15/23(c),(i),(j)		5,675,000		5,930,375
Citigroup, Inc., 5.95% to 5/15/25, Series P(c),(i),(j)		6,000,000		6,562,500
Citigroup, Inc., 6.25% to 8/15/26, Series T(c),(i),(j)		4,850,000		5,627,018
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(c),(i),(j)		2,000,000		2,252,600
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(c),(i),(j)		1,200,000		1,285,320
CoBank ACB, 6.25% to 10/1/22, Series F(c),(i),(j)		52,500	†	5,486,250
CoBank ACB, 6.25% to 10/1/26, Series I(c),(i),(j)		2,866,000		3,290,827
Comerica, Inc., 5.625% to 7/1/25(i),(j)		1,997,000		2,204,189
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(c),(d),(i),(j)		35,300	†	3,812,400
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series O(c),(i),(j)		1,645,000		1,818,054
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(i),(j)		1,000,000		1,079,000
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(i),(j)		1,105,000		1,299,646
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(i),(j)		4,075,000		4,100,469
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(i),(j)		1,537,000		1,605,204
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c),(i),(j)		2,500,000		2,718,563
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(i),(j)		636,000		687,675
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(c),(i),(j)		2,790,000		3,063,769
SVB Financial Group, 4.00% to 5/15/26, Series C(i),(j)		2,980,000		3,058,225
Truist Financial Corp., 4.80% to 9/1/24, Series N(c),(e),(i),(j)		1,810,000		1,913,767
Truist Financial Corp., 5.10% to 3/1/30, Series Q(i),(j)		2,623,000		3,021,696
Truist Financial Corp., 5.125% to 12/15/27, Series M(i),(j)		500,000		540,000
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(i),(j)		3,500,000		3,611,563
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c),(i),(j)		2,891,000		3,229,276
Wells Fargo & Co., 5.95%, due 12/1/86(c)		2,830,000	†	3,904,487

				103,109,699

ELECTRIC	0.2%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(c),(i),(j)		1,960,000		2,078,825
Duke Energy Corp., 4.875% to 9/16/24(c),(i),(j)		3,580,000		3,835,075

				5,913,900

		Principal Amount		Value
FINANCIAL—INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(i),(j)		$5,000,000		$5,225,000
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(i),(j)		2,936,000		3,269,970

				8,494,970

FOOD	0.3%
Dairy Farmers of America, Inc., 7.875%, 144A(d),(h),(i)		60,000	†	6,030,000

INFRASTRUCTURE	0.2%
ELECTRIC	0.1%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(c),(j)		1,525,000		1,719,300

GAS—DISTRIBUTION	0.1%
Sempra Energy, 4.875% to 10/15/25(i),(j)		3,780,000		4,110,750

TOTAL INFRASTRUCTURE				5,830,050

INSURANCE	1.2%
LIFE/HEALTH INSURANCE	0.8%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(c),(d)		4,500,000		6,265,845
MetLife, Inc., 5.875% to 3/15/28, Series D(c),(i),(j)		2,530,000		2,977,954
MetLife, Inc., 9.25%, due 4/8/68, 144A(c),(d),(e)		6,500,000		9,904,574
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(c),(j)		500,000		528,068
Voya Financial, Inc., 6.125% to 9/15/23, Series A(c),(i),(j)		1,310,000		1,403,796

				21,080,237

MULTI-LINE	0.1%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68(c),(j)		925,000		1,370,614

PROPERTY CASUALTY	0.2%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(c),(j)		3,200,000		3,744,386
Liberty Mutual Group, Inc., 7.80%, due 3/7/87, 144A(c),(d)		1,680,000		2,261,804

				6,006,190

REINSURANCE	0.1%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(c),(j)		1,760,000		1,878,319

TOTAL INSURANCE				30,335,360

PIPELINES	0.1%
Energy Transfer LP, 7.125% to 5/15/30, Series G(i),(j)		2,247,000		2,362,159

UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(c),(j)		2,870,000		3,369,782

		Value
TOTAL UNITED STATES		$165,445,920

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$300,972,663)		337,765,575

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,711,387,145)	137.5%	3,381,715,047
WRITTEN OPTION CONTRACTS	(0.1)	(1,637,296)
LIABILITIES IN EXCESS OF OTHER ASSETS	(37.4)	(919,754,532)

NET ASSETS (Equivalent to $26.09 per share based on 94,312,394 shares of common stock outstanding)	100.0%	$2,460,323,219

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call—Cheniere Energy, Inc.	$97.50	10/15/21	(1,183)	$(11,554,361)	$(81,528)	$(378,560)
Call—Enterprise Products Partners LP	22.50	10/15/21	(3,000)	(6,492,000)	(74,709)	(36,000)
Call—Oneok, Inc.	57.50	10/15/21	(2,466)	(14,300,334)	(100,038)	(471,006)
Put—Duke Energy Corp.	100.00	10/15/21	(1,304)	(12,725,736)	(128,529)	(358,600)
Put—Pinnacle West Capital Corp.	70.00	10/15/21	(1,400)	(10,130,400)	(60,424)	(77,000)
Put—Sempra Energy	125.00	10/15/21	(803)	(10,157,950)	(128,532)	(88,330)
Put—Union Pacific Corp.	185.00	11/19/21	(680)	(13,328,680)	(168,344)	(227,800)
			(10,836)	$(78,689,461)	$(742,104)	$(1,637,296)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate (resets monthly) Receivable		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$255,000,000	0.670%	(n)	Monthly	1 Month LIBOR	(n)	Monthly	9/15/25	$1,526,282	$—	$1,526,282
212,500,000	1.240%		Monthly	0.089%	(o)	Monthly	2/3/26	(3,618,236)	(76,076)	(3,694,312)
85,000,000	0.898%		Monthly	0.086%	(o)	Monthly	5/1/26	(22,969)	—	(22,969)
255,000,000	1.237%	(n)	Monthly	1 Month LIBOR	(n)	Monthly	9/15/27	1,535,495	—	1,535,495

								$(579,428)	$(76,076)	$(655,504)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MXN	Mexican Peso
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Non-income producing security.
(b)	Stapled security – consists of unit of a trust and a share of the company which cannot be sold separately.
(c)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,934,859,435 in aggregate has been pledged as collateral.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $256,869,075 which represents 10.4% of the net assets of the Fund, of which 0.0% are illiquid.

(e)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $839,906,711 in aggregate has been rehypothecated.
(f)	All or a portion of the security is pledged in connection with written option contracts. $29,653,841 in aggregate has been pledged as collateral.
(g)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on September 29, 2021, at cost of $9,625,000.

(h)	Security value is determined based on significant unobservable inputs (Level 3).
(i)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(j)	Security converts to floating rate after the indicated fixed-rate coupon period.
(k)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $24,469,925 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(l)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $94,242,678 which represents 3.8% of the net assets of the Fund. (2.8% of the managed assets of the Fund).

(m)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)	Represents two forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022, respectively (effective dates).
(o)	Based on 1 month LIBOR. Represents rates in effect at September 30, 2021.

Sector Summary	% of Managed Assets
Electric	29.9
Pipelines	14.4
Communications	8.8
Railways	8.0
Banks	6.8
Airports	6.3
Toll Roads	6.3
Utilities	5.7
Gas Distribution	4.3
Insurance	1.7
Renewable Energy	1.7
Financial	1.5
Real Estate	1.4
Environmental Services	0.8
Other	2.4

100.0

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$194,411,492	$—	$194,411,492	$—
China	78,546,836	7,184,786	71,362,050	—
France	73,533,844	—	73,533,844	—
Germany	60,426,682	23,360,680	37,066,002	—
Hong Kong	43,658,222	—	43,658,222	—
India	8,577,962	—	8,577,962	—
Japan	63,419,518	—	63,419,518	—
New Zealand	35,828,698	—	35,828,698	—
Thailand	25,813,943	—	25,813,943	—
United Kingdom	68,243,073	—	68,243,073	—
United States	1,714,486,340	1,693,323,287	14,502,553	6,660,500	(a)
Other Countries	566,603,770	566,603,770	—	—
Preferred Securities—$25 Par Value:
United States	101,519,471	96,847,617	4,671,854	—
Other Countries	8,879,621	8,879,621	—	—

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—Capital Securities:
United States	$165,445,920	$—	$159,415,920	$6,030,000	(b)
Other Countries	172,319,655	—	172,319,655	—

Total Investments in Securities(c)	$3,381,715,047	$2,396,199,761	$972,824,786	$12,690,500

Interest Rate Swap Contracts	$3,061,777	$—	$3,061,777	$—

Total Derivative Assets(c)	$3,061,777	$—	$3,061,777	$—

Interest Rate Swap Contracts	$(3,717,281)	$—	$(3,717,281)	$—
Written Option Contracts	(1,637,296)	(1,637,296)	—	—

Total Derivative Liabilities(c)	$(5,354,577)	$(1,637,296)	$(3,717,281)	$—

(a)

Private placement in a public equity has been fair valued by the Valuation Committee at a discount to quoted market price to reflect limited liquidity, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.

(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock—Food	Preferred Securities—Capital Securities—United States—Food
Balance as of December 31, 2020	$—	$5,790,000
Purchases	9,625,000	—
Change in unrealized appreciation (depreciation)	(2,964,500)	240,000

Balance as of September 30, 2021	$6,660,500	$6,030,000

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $(2,724,500).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Food	$6,660,500	Market Price Less Discount	Liquidity Discount	4.03%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Unfunded Subscription Agreement: The Fund entered into a subscription agreement with Star Peak Corp II (NYSE: STPC), a special purpose acquisition (SPAC) company to purchase $9.625 million of unregistered shares of Benson Hill, Inc. Among other closing conditions, the closing of the Fund’s subscription for the shares was conditioned upon the substantially concurrent consummation of the business combination of STPC and Benson Hill, Inc. This business combination required approval by shareholders of STPC. During September 2021, the subscription agreement was closed. At closing, the Fund delivered cash in the amount of the purchase price and received unregistered shares of Benson Hill, Inc. that will be registered within 90 days.

At September 30, 2021, the Fund did not have an unfunded subscription agreement outstanding.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and unfunded subscription agreement activity for the nine months ended September 30, 2021:

	Written Option Contracts(a)	Interest Rate Swap Contracts	Unfunded Subscription Agreement(b),(c)
Average Notional Amount	$47,027,707	$671,500,000	$9,583,333

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had unfunded subscription agreement outstanding at month-end. For the period, this represents six months for unfunded subscription agreement.

(c)	Notional amount is calculated using the number of shares multiplied by the subscription price.